SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------


                                   FORM 8-K/A



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   MAY 3, 2000
                Date of report (Date of earliest event reported)


                                  NUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                    0-14039                             11-2714721
           (Commission File Number)         (I.R.S. Employer Identification No.)




            401 NORTH MICHIGAN AVENUE
                CHICAGO, ILLINOIS                          60611
    (Address of Principal Executive Offices)             (Zip Code)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     As previously reported on Form 8-K dated May 3, 2000 and filed with the Securities and Exchange Commission (the "Commission") on May 18, 2000, Nucleus, Inc. ("Nucleus" or the "Company") completed the acquisition of WebNet.com, Inc. ("WebNet") on May 11, 2000, pursuant to an Agreement and Plan of Merger dated as of May 3, 2000 (the "Agreement"). This Form 8-K/A is being filed in accordance with the Commission's rules to include the required historical and pro forma financial information relating to the transaction which was not available at the time of the initial filing on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Nucleus files herewith the following financial statements of WebNet:

               Report to Independent Auditor
               Balance Sheets as of December 31, 1999 and March 31, 2000
                 (unaudited)
               Statements of Income and Retained Earnings for the years ended
                 December 31, 1999 and the three-month period ending March 31, 2000 (unaudited)
               Statements of Cash Flows for the years ended December 31, 1999 and the three-month period ending March 31, 2000 (unaudited)
               Notes to Financial Statements

                                            APRIL 3, 2000


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



Board of Directors
WEBNET.COM, INC.


We have audited the accompanying balance sheets of WEBNET.COM, INC. as of December 31, 1999 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WEBNET.COM, INC. as of December 31, 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                            O'NEILL & GASPARDO

                                WEBNET.COM, INC.
                                  BALANCE SHEET
--------------------------------------------------------------------------------

                                                     DECEMBER 31,   MARCH 31,
                                                         1999         2000
                                                     ------------  -----------
                                                                   (UNAUDITED)
ASSETS
Current Assets:
 Cash ............................................   $  14,437      $   2,290
 Accounts receivable .............................      39,037         10,155
 Prepaid equipment lease .........................       2,665          3,075
 Shareholder loan ................................         290             --
                                                     ---------      ---------
    Total current assets .........................      56,429         15,520

Fixed Assets:
 Equipment and furniture .........................      38,165         38,960
 Less:  accumulated depreciation .................      (7,751)        (9,858)
                                                     ---------      ---------
    Total fixed assets ...........................      30,414         29,102

Other Assets:
 Goodwill ........................................      36,000         36,000
 Less:  accumulated amortization .................      (1,800)        (2,400)
                                                     ---------      ---------
    Total other assets ...........................      34,200         33,600
                                                     ---------      ---------

    Total assets .................................   $ 121,043      $  78,222
                                                     =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
 Accounts payable ................................   $  82,757      $  97,808
 Deferred revenue ................................      39,865         22,424
                                                     ---------      ---------
    Total current liabilities ....................     122,622        120,232

Shareholders' Equity:
 Common Stock - 1,000,000 shares authorized,
    259,375 issued, and outstanding at $0.001
    par value ....................................         259            259
 Additional paid in capital ......................      17,241         17,241
 Retained earnings ...............................     (19,079)       (59,510)
                                                     ---------      ---------
    Total shareholders' equity ...................      (1,579)       (42,010)
                                                     ---------      ---------

Total liabilities and shareholders' equity .......   $ 121,043      $  78,222
                                                     =========      =========


         The accompanying notes are an integral part of this statement.

                                WEBNET.COM, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
--------------------------------------------------------------------------------




                                                     DECEMBER 31,     MARCH 31,
                                                         1999           2000
                                                     ------------    -----------
                                                                     (UNAUDITED)

Revenue ..........................................     $ 221,093      $  69,813
Cost of sales ....................................       196,097         64,881
Selling, general and administrative expenses .....        43,992         45,363
                                                       ---------      ---------
Income (loss) from operations ....................       (18,996)       (40,431)
Retained earnings (deficit) - beginning ..........           (83)       (19,079)
                                                       ---------      ---------
Retained earnings (deficit) - ending .............     $ (19,079)     $ (59,510)
                                                       =========      =========


         The accompanying notes are an integral part of this statement.

                                WEBNET.COM, INC.
                             STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------


                                                      DECEMBER 31,    MARCH 31,
                                                          1999          2000
                                                      ------------   -----------
                                                                     (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss) ................................    $(18,996)      $(40,431)
 Adjustment to reconcile net income to net cash
    provided by operating activities:
    Depreciation ..................................       3,392          2,107
    Amortization ..................................       1,800            600
    Accounts Receivable ...........................     (39,037)        28,882
    Prepaid Lease Exp. ............................      (2,665)          (410)
    Deferred Revenue ..............................      39,865        (17,441)
    Accounts Payable ..............................      82,757         15,051
                                                       --------       --------
Net Cash Provided (Used) by Operating Activities ..      67,116        (11,642)

CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to Fixed Assets ........................     (29,546)          (795)
 Additions to Intangible Assets ...................     (36,000)            --
                                                       --------       --------
Net Cash Provided (Used) by Investing Activities ..     (65,546)          (795)

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from Additional Paid in Capital .........      17,000             --
 Repayment of Shareholder Loan ....................     (12,152)            --
 Loan to Shareholder ..............................       6,442            290
                                                       --------       --------
Net Cash Provided (Used) by Financing Activities ..      11,290            290
                                                       --------       --------

NET INCREASE (DECREASE) IN CASH ...................      12,860        (12,147)
 Cash - Beginning .................................       1,577         14,437
                                                       --------       --------

CASH - ENDING .....................................    $ 14,437       $  2,290
                                                       ========       ========


         The accompanying notes are an integral part of this statement.

                                WEBNET.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1.   NATURE OF THE BUSINESS
--------------------------------

     WEBNET.COM, INC. (Company) is a provider of communications related services and products. The Company was incorporated in 1998 and is located in Roswell, GA.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------

Cash and Cash Equivalents
-------------------------

     The Company considers all highly liquid investments with a maturity of three months or less at date of acquisition to be cash equivalents.

Accounts Receivable
-------------------

     The Company charges directly to operations all accounts receivable which are doubtful of collection. Management estimates the amount of uncollectible accounts to be immaterial.

Fixed Assets
------------

     Equipment is recorded at cost and depreciation is provided using the straight-line method.

Revenue Recognition
-------------------

     Revenue is recognized as services are performed.

Use of Estimates
----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Goodwill
--------

     The cost of certain intangible assets acquired in April, 1999 for $36,000 are being amortized as goodwill on the straight-line method over 15 years. Amortization expense charged to operations in 1999 was $1,800.

NOTE 3.   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
----------------------------------------------------------

                                                            1999
                                                         ---------
          Supplemental Disclosure:
           Interest Paid.........................        $       0
                                                         =========
           Income Taxes Paid.....................        $       0
                                                         =========

NOTE 4.   RELATED PARTY
-----------------------

     In May of 1999 the Company acquired customers and liabilities of a company with shareholders in common. In exchange, the Company agreed to provide Internet connectivity for no charge for a period of three years.

     At December 31, 1999, a company's shareholder owed $290 to the Company.

NOTE 5.   OPERATING LEASES
--------------------------

     The Company has several equipment leases with various terms. The total lease expense was $8,685 for the year ended December 31, 1999. Minimum future lease payments for operating leases are as follows for the years ended December 31:


                         2000          $  17,944
                         2001             14,619
                         2002              1,840
                         2003                  0
                         2004                  0
                                       ---------
                                       $  34,403

NOTE 6.   EMPLOYMENT AGREEMENT
------------------------------

     On June 14, 1999 the Company entered into an employment agreement with one employee for a two-year period. Further information can be obtained from Management.

NOTE 7.   SUBSEQUENT EVENT
--------------------------

     On November 4, 1999, the Company's shareholders entered into a purchase agreement with Nucleus, Inc. whereby all of the outstanding shares of the Company's common stock were acquired by Nucleus, Inc. in exchange for 661,000 shares of Nucleus common stock and the right to receive an additional 300,000 shares of common stock if the operations reach certain financial targets. The transaction was closed May 11, 2000.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The following unaudited pro forma combined financial statements of Nucleus give effect to the acquisition of WebNet.

     The unaudited pro forma condensed combined statements of operations for the years ended December 31, 1999 and the three months ended March 31, 2000 have been prepared to illustrate the effect of the merger and the acquisition described above. The acquisition (accounted for as a purchase) was treated as if it had occurred as of January 1, 1999, for the pro forma statement of operations for the year ended December 31, 1999 and January 1, 2000 for the three months ended March 31, 2000. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 was prepared from the audited historical statements of operations of Nucleus and WebNet for the year then ended. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2000, was prepared from the unaudited historical statements of operations of Nucleus and WebNet.

     The pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial positions or combined results of operations of Nucleus that would have been reported had the acquisition described above occurred on the date indicated, nor do they represent a forecast of the combined financial position of Nucleus at any future date or the combined results of operations of Nucleus for any future period. Furthermore, no effect has been given in the pro forma combined statements of operations for synergies or cost savings, if any, that may be realized. The unaudited pro forma condensed combined financial statements reflect the acquisition, using the purchase method of accounting.

     The following unaudited pro forma condensed combined financial statements and accompanying notes are qualified in their entirety by reference to, and should be read in conjunction with Nucleus' Management's Discussion and Analysis of Financial Condition and Results of Operations included in its Annual Report on Form 10-KSB for the year ended December 31, 1999, and its Quarterly Report on Form 10-QSB for the period ended March 31, 2000, and the audited financial statements of WebNet, which are also included within this Form 8-K/A.

            FOR UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                                                                        ACQUIRED COMPANY
                                                                  -------------------------------
                                                                                    PRO FORMA
                                                   NUCLEUS          WEBNET          ADJUSTMENTS        PRO FORMA
                                                ------------      ----------       ------------      ------------
Revenue .....................................   $  3,823,618      $   69,813       $         --      $  3,893,431
Cost of sales ...............................      3,045,166          64,881                 --         3,110,047
                                                ------------      ----------       ------------      ------------
 Gross profit ...............................        778,452           4,932                 --           783,384
Operating expenses ..........................      2,055,395          45,363                 --         2,100,758
Stock based compensation expense ............        108,500              --                 --           108,500
Depreciation and amortization expense .......        316,906              --             64,669(1)        381,575
                                                ------------      ----------       ------------      ------------
 Operating loss .............................     (1,702,349)        (40,431)           (64,669)       (1,807,449)
Interest and other expenses .................       (494,916)             --                             (494,916)
                                                ------------      ----------       ------------      ------------
Loss before income taxes ....................     (2,197,265)        (40,431)           (64,669)       (2,302,365)
Income tax benefit ..........................             --              --                 --                --
                                                ------------      ----------       ------------      ------------
Net loss ....................................   $ (2,197,265)     $  (40,431)      $    (64,669)     $ (2,302,365)
                                                ============      ==========       ============      ============
    Diluted loss per share...................   $      (0.22)                                        $      (0.21)
                                                ============                                         ============
    Diluted weighted average shares
       outstanding ..........................     10,074,177                            661,000(1)     10,735,177
                                                ============                       ============      ============

            FOR UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                                          ACQUIRED COMPANY
                                                                   -----------------------------
                                                                                     PRO FORMA
                                                    NUCLEUS          WEBNET          ADJUSTMENTS        PRO FORMA
                                                 ------------      ----------       ------------      ------------
Revenue.....................................     $ 10,779,272      $  221,093       $       --        $ 11,000,365
Cost of sales...............................        9,277,919         196,097               --           9,474,016
                                                 ------------      ----------       ----------        ------------
 Gross profit...............................        1,501,353          24,996               --           1,526,349
Operating expenses..........................        5,346,859          43,992               --           5,390,851
Stock based compensation expense............        1,291,561              --               --           1,291,561
Depreciation and amortization expense.......          724,582              --          256,678(1)          981,260
                                                -------------      ----------       ----------        ------------
 Operating loss.............................       (5,861,649)        (18,996)        (256,678)         (6,137,323)
Interest and other expenses.................         (529,627)             --               --            (529,627)
                                                -------------      ----------       ----------        ------------
Loss before income taxes....................       (6,391,276)        (18,996)        (256,678)         (6,666,950)
Income tax benefit..........................               --              --               --                  --
                                                -------------      ----------       ----------        ------------
Net loss....................................    $  (6,391,276)     $  (18,996)      $ (256,678)       $ (6,666,950)
                                                =============      ==========       ==========        ============
    Diluted loss per share..................    $       (0.80)                                        $      (0.77)
                                                =============                                         ============
    Diluted weighted average shares
       outstanding..........................        7,961,809                          661,000           8,622,809
                                                =============                       ==========        ============

                        UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                                                                                     PRO FORMA
                                                    NUCLEUS          WEBNET        ADJUSTMENTS(1)       PRO FORMA
                                                 ------------      ----------      --------------     ------------
ASSETS
Current assets:
 Cash ....................................       $  2,417,215    $      2,290       $         --      $  2,419,505
 Accounts receivable .....................          1,205,049          10,155                 --         1,215,204
 Other ...................................            370,208           3,075                 --           373,283
 Deferred financing cost .................          1,323,343                                 --         1,323,343
                                                 ------------    ------------       ------------       -----------
    Total current assets .................          5,315,815          15,520                 --         5,331,335
                                                 ------------    ------------       ------------       -----------
Property and equipment ...................            208,027          29,102                 --           237,129
Goodwill .................................          6,144,878          33,600          1,777,135         7,955,613
                                                 ------------    ------------       ------------       -----------
    Total assets .........................       $ 11,668,720    $     78,222       $  1,777,135      $ 13,524,077
                                                 ============    ============       ============      ============
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
 Senior notes payable ....................       $    254,333    $         --       $         --           254,333
 Debt discount ...........................                                                    --                --
 Line of credit ..........................            499,444              --                 --           499,444
 Notes payable ...........................            817,396          97,808                 --           915,204
 Notes payable - related parties .........                 --              --                 --
 Trade accounts payable ..................          1,925,608          22,424                 --         1,948,032
 Accrued expenses ........................          1,062,763              --                 --         1,062,763
                                                 ------------    ------------       ------------      ------------
    Total current liabilities ............          4,559,544         120,232                 --         4,679,776
                                                 ------------    ------------       ------------      ------------
 Long term liabilities ...................                 --              --                 --                --
                                                 ------------    ------------       ------------      ------------
    Total liabilities ....................          4,559,544         120,232                 --         4,679,776
                                                 ------------    ------------       ------------      ------------

Redeemable common stock .................                 --              --             157,500           157,500
                                                 ------------    ------------       ------------      ------------

Stockholders' equity:
 Preferred stock .........................                 --              --                 --                --
 Common stock - par value ................             11,639             259                402            12,300
 Additional paid-in capital ..............         19,009,183          17,241          1,559,723        20,586,147
 Other capital accounts ..................                                                                      --
 Stock warrants ..........................            727,349              --                 --           727,349
 Treasury stock ..........................           (651,838)             --                 --          (651,838)
 Retained earnings .......................        (11,987,157)        (59,510)            59,510       (11,987,157)
                                                 ------------    ------------       ------------      ------------
    Total stockholders' equity ...........          7,109,176         (42,010)         1,619,635         8,686,801
                                                 ------------    ------------       ------------      ------------
Total liabilities and stockholders' equity       $ 11,668,720    $     78,222       $  1,777,135      $ 13,524,077
                                                 ============    ============       ============      ============

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

1. Nucleus has accounted for the WebNet acquisition as a purchase. The purchase price of 661,000 shares of Nucleus common stock has been allocated to the acquired assets and assumed liabilities based upon their estimated relative fair values as follows:

          Total purchase price, including expenses........      $1,735,125
          Current assets..................................          15,520
          Other assets....................................          29,102
          Liabilities assumed.............................         120,232
                                                                ----------
          Excess purchase price over net assets acquired..      $1,810,735
                                                                ==========

     Pro forma adjustments above have been reflected to record the purchase price as described above. Goodwill is being amortized over a 7-year period.

     (c)  EXHIBITS.

          None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            NUCLEUS, INC.
                                            (Registrant)


Date:    July 26, 2000                      By: /s/ J. Theodore Hartley
                                                --------------------------------
                                                    J. Theodore Hartley,
                                                    Executive Vice President and
                                                    Chief Financial Officer